UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8K/A

                      AMENDMENT TO APPLICATION OR REPORT

                   Filed Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                             UNIVERSAL HOLDING CORP.
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        New York                0-11321                      11-2580136
     ---------------           ----------                   ------------
     (State or other          (Commission                  (IRS Employer
     jurisdiction of          File Number)                 Identification
     incorporation)                                           Number)

      Mt. Ebo Corporate Park, Route 22, Brewster, New York       10509
      -----------------------------------------------------     --------
           (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number
      including area code                                   (914) 278-4094
                                                            --------------

                                AMENDMENT NO. 1

     The undersigned registrant hereby amends Item 4 of its Current Report dated July 19, 1996 on Form 8-K as set forth in the pages attached hereto:

EXHIBIT 1 - Letter from KPMG Peat Marwick, LLP addressed to the Commission stating it agrees with the statement made by the Company in Form 8K dated July 19, 1996 regarding the change in certifying accountants.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                          UNIVERSAL HOLDING CORPORATION

                            By:  /s/  ROBERT A. WAEGELEIN
                                -------------------------------
                                      Robert A. Waegelein
                                      Senior Vice President
                                      Chief  Financial Officer

Date: July 24, 1996